SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  GUESS?, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      4.    Date Filed:

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

                                  GUESS?, INC.
                            1444 South Alameda Street
                          Los Angeles, California 90021

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 15, 2000

                        ---------------------------------

To the Stockholders of GUESS?, Inc.

      The 2000 annual meeting of stockholders (the "Annual Meeting") of GUESS?, Inc., a Delaware corporation (the "Company"), will be held at The Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, California 90292, on Monday, May 15, 2000 at 10:00 a.m., PST, for the following purposes:

      1. To elect two directors for a term of three years each and until their successors are duly elected and qualified;

      2. To ratify the appointment of KPMG LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2000;

      3.    To approve the GUESS?, Inc. 1996 Equity Incentive Plan;

      4.    To approve the GUESS?, Inc. Annual Incentive Bonus Plan; and

      5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

      Only stockholders of record at the close of business on March 31, 2000, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      If you plan to attend:

      Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration opens at 9:00 a.m., PST. Cameras and recording devices will not be permitted at the Annual Meeting.

      If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. In order to vote your shares at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

      Your attention is called to the Proxy Statement on the following pages. We hope that you will attend the Annual Meeting in person. The Board of Directors and management look forward to greeting those stockholders able to attend. Regardless of how many shares you own, your vote is very important. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD, IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

      On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

BY ORDER OF THE BOARD OF DIRECTORS,


/s/  MAURICE MARCIANO                   /s/  PAUL MARCIANO
------------------------                ------------------------
Maurice Marciano                        Paul Marciano
Co-Chairman of the Board and            Co-Chairman of the Board,
Co-Chief Executive Officer              Co-Chief Executive Officer and President

Los Angeles, California
April 12, 2000

                                  GUESS?, INC.
                            1444 South Alameda Street
                          Los Angeles, California 90021

                         ------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                           To be held on May 15, 2000

                         ------------------------------

                                  INTRODUCTION

      This Proxy Statement and the enclosed form of proxy are being furnished commencing on or about April 14, 2000, in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of GUESS?, Inc. (the "Company") of proxies in the enclosed form for use at the 2000 annual meeting of stockholders (the "Annual Meeting") to be held at The Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, California 90292, on Monday, May 15, 2000, at 10:00 a.m., PST, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. In connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting, the Board has designated Timothy J. Oswald and Brian L. Fleming to vote shares represented by such proxies. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting and not revoked will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of the nominees named below under the Caption "Proposal No. 1: Election of Class I Directors", FOR the appointment of KPMG LLP as independent certified public accountants of the Company for the year ending December 31, 2000, which is designated as Proposal No. 2, FOR the approval of the GUESS?, Inc. 1996 Equity Incentive Plan, which is designated as Proposal No. 3, and FOR the approval of the GUESS?, Inc. Annual Incentive Bonus Plan, which is designated as Proposal No. 4. Any proxy may be revoked by delivering written notice of such revocation to the Secretary of the Company at any time prior to the voting thereof or by delivering a later dated proxy to the Secretary of the Company at any time prior to the voting thereof, or by voting in person at the Annual Meeting in accordance with the instructions discussed in this Proxy Statement.

      This solicitation is made by mail on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, facsimile or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

      Only common stockholders of record at the close of business on March 31, 2000, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 31, 2000, there were 43,407,085 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting.

      Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares at their discretion, depending upon the type of proposals involved. "Broker non-votes" result when brokers are precluded by the rules of the New York Stock Exchange from exercising their discretion on certain types of proposals. Brokers have discretionary authority to vote on the proposals being submitted. The Inspector of Election will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares present and voting on such proposal, thus having no effect on the outcome of such proposal.

      Each director will be elected by a plurality of the votes cast at the Annual Meeting. Stockholders may not cumulate their votes. Accordingly, abstentions or broker non-votes as to the election of the Class I directors will not affect the outcome on such proposal.

      The favorable vote of a majority of votes cast will be required to ratify the selection of KPMG LLP, to approve the GUESS?, Inc. 1996 Equity Incentive Plan and to approve the GUESS?, Inc. Annual Incentive Bonus Plan. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on such proposal.

      The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

      The principal executive offices of the Company are located at 1444 South Alameda Street, Los Angeles, California 90021.

                              ELECTION OF DIRECTORS

      Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving staggered terms (Classes I, II and III). One class of directors will be elected at each annual meeting of stockholders for a three-year term and will hold office until their successors shall have been elected and qualified. The Company's Bylaws currently authorize a Board of Directors consisting of not less than three nor more than fifteen directors. The Board of Directors currently consists of seven members of which Armand Marciano and Alice Kane are Class I directors, Paul Marciano and Robert Davis are Class II directors and Maurice Marciano, Howard Socol and Bryan Isaacs are Class III directors. Mr. Socol was appointed to the Board of Directors in September 1999. Mr. Isaacs was appointed to the Board of Directors in January 2000.

                  PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTORS
                             (Item 1 on Proxy Card)

      At the Annual Meeting, two Class I directors are to be elected to serve for a term to expire at the 2003 annual meeting of stockholders. The nominees for these positions are Armand Marciano and Alice Kane. Ms. Kane is not employed by, or affiliated with, the Company. Each of the Board's nominees has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. Information regarding the Board's nominees for directors at the Annual Meeting and the continuing directors whose terms expire in 2001 and 2002 is set forth on pages 13, 14 and 15 under the heading "Directors and Executive Officers."

      Vote. The Class I directors will be elected by a plurality of the votes cast at the Annual Meeting. Stockholders may not cumulate their votes. Accordingly, abstentions or broker non-votes as to the election of the Class I directors will not affect the outcome. The accompanying proxy will be voted FOR the election of the Board's nominees unless contrary instructions are given. If the Board's nominees are unable to serve, which is not anticipated, the persons named as proxies intend to vote for such other person or persons as the Board of Directors may designate. In no event will the shares represented by the proxies be voted for more than two Class I directors at the Annual Meeting. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the Board's nominees named above.

                  PROPOSAL NO. 2: RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                             (Item 2 on Proxy Card)

      The firm of KPMG LLP ("KPMG"), the Company's independent certified public accountants for the year ended December 31, 1999, was selected by the Board of Directors to act in such capacity for the fiscal year ending December 31, 2000, subject to ratification by the stockholders. There are no affiliations between the Company and KPMG, its partners, associates or employees, other than those which pertain to the engagement of KPMG as independent certified public accountants for the Company in the previous year. KPMG has served as the Company's independent public accountants since 1990. A representative of KPMG will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he or she may desire.

      Vote. The favorable vote of a majority of votes cast regarding the proposal is required to ratify the selection of KPMG. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal.

Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of KPMG to serve as independent certified public accountants for the Company during the fiscal year ending December 31, 2000.

      The Board of Directors recommends a vote FOR the ratification of KPMG LLP.

                   PROPOSAL NO. 3: STOCKHOLDER APPROVAL OF THE
                     GUESS?, INC. 1996 EQUITY INCENTIVE PLAN
                             (Item 3 on Proxy Card)

      The Company's 1996 Equity Incentive Plan (the "EIP") was adopted by the Board of Directors on July 30, 1996, prior to the Company's initial public offering, and was approved by the Company's stockholders by written consent dated July 30, 1996. The EIP is intended to qualify for the performance-based exclusion from the deduction limitations of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") (see "Executive Compensation--Compensation Committee Report" for a description of Section 162(m)). With respect to the stockholder-approval requirement of the performance-based exclusion, the Company has relied upon the special transitional relief provided under the regulations issued under Section 162(m) for companies that become publicly held. This relief expires as of the date of the 2000 Annual Stockholders' Meeting. Accordingly, the EIP is being proposed to the Company's stockholders for their approval. If the Company's stockholders do not approve Proposal No. 3, no further awards will be made under the EIP.

      The following summary of the EIP is qualified in its entirety by reference to the complete text of the EIP, attached hereto as Exhibit A.

      The EIP is intended to attract, retain and motivate officers and other key employees and consultants of the Company and its subsidiaries, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them in the stock of the Company.

      The EIP is intended to comply with the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended. In addition, the EIP is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m). Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid must be disclosed to and approved by the stockholders in a separate vote prior to any payment. Accordingly, if the EIP is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to participants pursuant to the terms of the EIP who are covered by Section 162(m) will not fail to be deductible under Section 162(m).

General

      The EIP provides for the granting of awards to officers and other key employees and consultants of the Company as the Compensation Committee of the Board (the "Committee") may select from time to time. Approximately 3,600 employees and consultants are eligible to participate in the EIP.

      An aggregate of 4,500,000 shares of Common Stock is reserved for issuance under the EIP, subject to adjustment as described below. Such shares may be authorized but unissued Common Stock, shares of Common Stock held in the Company's treasury or a combination thereof. On March 31, 2000, the closing price for the Common Stock on the New York Stock Exchange was $32.00. Shares subject to an award that lapses, expires or is otherwise terminated without issuance of shares will be available for other awards under the EIP. The total number of shares of Common Stock subject to stock option and stock appreciation rights granted to any participant of the EIP during any plan year will not exceed 500,000. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or other form of reorganization, or any other change involving Common Stock, such proportionate adjustments as may be necessary (in the form determined by the Committee, in its sole discretion) to reflect the change will be made to prevent dilution or enlargement of rights of participants under the EIP.

      Awards under the EIP may be made in the form of (a) incentive stock options, (b) non-qualified stock options (incentive and non-qualified stock options are collectively referred to as "options"), (c) stock appreciation rights, (d) restricted stock, (e) performance shares and (f) performance units. Awards may be granted to such officers, other employees and consultants of the Company and its subsidiaries (including employees who are directors) as the Committee may select in its discretion.

Administration

      The EIP will be administered by the Committee. The Committee will select the employees to whom awards will be granted from among those eligible and, subject to the terms and conditions of the EIP, determine the type, size and terms and conditions applicable to each award, based upon recommendation of the Company's management. The Committee, however, will have sole discretion with respect to administration and determinations regarding awards to any participant whose compensation may be subject to the deduction limit of Section 162(m). The Committee is also authorized, among other things, to construe, interpret and implement the provisions of the EIP.

Awards under the EIP

Stock Options

      The option exercise price will be established by the Committee; provided, however, that in the case of an incentive stock option, the option exercise price may be no less than the fair market value of a share of Common Stock on the date of grant (110% of fair market value in the case of an incentive stock option granted to a 10% or greater stockholder). Options will expire not later than ten years from date of grant (five years in the case of an incentive stock option granted to a 10% or greater stockholder). Options will become exercisable at such times and in such installments as determined by the Committee; provided that all options will be fully exercisable within five years after the date of grant. The Committee may provide that exercisability will be based on length of service or the attainment of specified performance goals. Subject to the foregoing, the Committee may also accelerate the time or times at which options may be exercised based on such factors as the Committee may determine, including specified performance criteria.

      Payment of the exercise price must be made in full at the time of exercise, in cash, certified or bank check, or other instrument acceptable to the Committee. In addition, in the discretion of the Committee, payment may be made by surrender of shares of Common Stock held at least six months by the participant and having a fair market value on the date of exercise equal to the option exercise price, by with holding shares of Common Stock that would otherwise have been received by the participant upon exercise or by a "cashless exercise" procedure approved by the Committee.

Stock Appreciation Rights

      Stock appreciation rights may be granted in connection with all or any part of, or independently of, any other award granted under the EIP. A stock appreciation right granted independently of any option will be subject to the same rules as described above for options but may not have a term greater than 10 years. A stock appreciation right granted in tandem with any stock option will be exercisable only when and to the extent the option to which it relates is exercisable, and will be subject to the same terms and exercise price as the related option. The grantee of a stock appreciation right has the right to surrender the stock appreciation right and receive from the Company an amount equal to the excess of the fair market value of a share of Common Stock over the exercise price of the stock appreciation right for each share of Common Stock in respect of which such stock appreciation right is being exercised. Such amount may be paid in cash, shares of Common Stock, or some combination thereof, as the Committee may determine. The Committee, in its discretion, may accelerate the exercisability of a stock appreciation right. The Committee may also grant limited stock appreciation rights that become exercisable only in the event of a Change in Control (as defined in the EIP).

Restricted Stock

      The Committee may grant restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Committee may determine in its discretion. Except as otherwise determined by the Committee, a participant who receives a restricted stock award will have all of the rights of a stockholder, including the right to vote and to receive any cash dividends. Stock dividends issued with respect to shares of restricted stock will be treated as additional shares under the restricted stock award and will be subject to the same restrictions and other terms and conditions as the shares with respect to which such dividends were issued.

Performance Shares; Performance Units

      A performance shares award represents the right to receive a specified number of shares of Common Stock upon satisfaction of certain specified performance criteria over a designated performance period, subject to such other terms and conditions as the Committee deems appropriate. A performance unit award represents a number of units entitling the recipient to receive an amount equal to (or less than, if the Committee so determines at the time of grant) the excess of the fair market value of a share of Common Stock on the relevant date over the price per share specified in the performance unit award, multiplied by the number of units, upon the satisfaction of certain specified performance criteria over a designated performance period, subject to such other terms and conditions as the Committee deems appropriate. Performance objectives will be established before, or as soon as practicable after, the commencement of the performance period and may be based on net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pre-tax profits, earnings growth, revenue growth, comparisons to peer companies, any combination of the foregoing and/or such other measures, including individual measures of performance, as the Committee deems appropriate. Prior to the end of the performance period, the Committee, in its discretion and only under conditions that do not affect the deductibility of compensation attributable to performance shares or performance units under
Section 162(m), may adjust the performance objectives to reflect events that may materially affect the performance of the Company, a subsidiary or division, including, but not limited to, market conditions or significant acquisitions or dispositions of assets or other property by the Company, a subsidiary or division. The Committee, in its sole discretion, will determine the extent to which a grantee is entitled to payment based on whether the applicable performance goals have been met. Payment in settlement of performance share or performance unit awards will be made, in cash or shares of Common Stock, as soon as practicable following the last day of the performance period, or at such times as the Committee may determine.

Other Features of the EIP

      The EIP provides for a stipulated period of exercisability for outstanding options in the event of the termination of a participant's employment with the Company; this period varies depending on the form of award and reason for termination.

      In the event of a Change in Control, and except as the Committee may expressly provide otherwise, in its sole discretion, all options or stock appreciation rights then outstanding will become fully exercisable as of the date of the Change in Control, whether or not then exercisable, all restrictions and conditions on restricted stock awards will lapse as of the date of the Change in Control, and all performance share and performance unit awards will be deemed to be fully earned as of the date of the Change in Control. In addition, in the event of a Change in Control that constitutes a merger or consolidation of the Company where the Company is not the surviving entity, the outstanding options will be converted into options to acquire common stock of the surviving entity, and the substitute options will have the same terms and conditions as the predecessor option, with appropriate adjustment as to the number and kind of shares and the exercise prices.

      On such terms and conditions as the Committee may approve, the Company may directly or indirectly lend money to a participant to accomplish the purposes of the EIP.

      No award under the EIP or rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or the laws of descent and distribution, or in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided that the Committee may permit the trans-fer of an award that is not an incentive stock option to a participant's family members or a trust established for the benefit of a family member.

      The EIP will remain in effect until terminated by the Board, and thereafter until all awards granted thereunder are either satisfied by the issuance of shares of Common Stock or the payment of cash, or terminated pursuant to the terms of the EIP, or under the award agreement. No award, however, may be granted after the tenth anniversary of the effective date of the EIP. The Board or Committee may at any time terminate, modify, suspend or amend the EIP, except that stockholder approval must be obtained if and to the extent required by Rule 16b-3, and if and to the extent that the Board deems it appropriate to satisfy Section 162(m) or any other applicable law, regulation or stock exchange rule; and provided further that no such action may, without the consent of a participant, adversely affect the participant's rights under any outstanding award.

New Plan Benefits

      Pursuant to the requirements of the Securities and Exchange Commission, the following table provides information with respect to awards granted under the EIP in the current calendar year. With respect to any other awards under the EIP, inasmuch as awards under the EIP will be granted at the sole discretion of the Committee, it is not possible to determine the other awards that will be made thereunder during 2000. No awards were made under the EIP in 1999 to the Named Executive Officers.

                                                Number of Shares Underlying Each
Name and Position                                       Grant of Options
-----------------                               --------------------------------

Maurice Marciano....................................                0
   Co-Chairman of the Board and
   Co-Chief Executive Officer

Paul Marciano.......................................                0
   Co-Chairman of the Board and
   Co-Chief Executive Officer and President

Armand Marciano.....................................                0
   Senior Executive Vice President and
   Assistant Secretary

Nancy Shachtman.....................................           24,000
   President of Wholesale

Brian Fleming.......................................           20,000
   Executive Vice President and Chief
   Financial Officer

Executive Officer Group.............................           49,000

Non-Executive Director Group........................           28,529

Non-Executive Officer Employee Group................          448,700

Certain Federal Income Tax Consequences

      The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the EIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options

      An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. The Company will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

      In the event of a sale of Common Stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

Incentive Stock Options

      An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

      A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Restricted Stock

      A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

      Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Other Types of Awards

      The grant of a stock appreciation right, performance share or performance unit award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

      The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the EIP.

      The Board of Directors recommends a vote FOR approval of the GUESS?, Inc. 1996 Equity Incentive Plan.

                   PROPOSAL NO. 4: STOCKHOLDER APPROVAL OF THE
                    GUESS?, INC. ANNUAL INCENTIVE BONUS PLAN
                             (Item 4 on Proxy Card)

      The Company's Annual Incentive Bonus Plan (the "Bonus Plan") was adopted by the Board of Directors on July 30, 1996, prior to the Company's initial public offering, and was approved by the Company's stockholders by written consent dated July 30, 1996. The Bonus Plan is intended to qualify for the performance-based exclusion from the deduction limitations of Section 162(m) (see "Executive Compensation--Compensation Committee Report" for a description of Section 162(m)). With respect to the stockholder-approval requirement of the performance-based exclusion, the Company has relied upon the special transition relief provided under the regulations issued under Section 162(m) for companies that become publicly held. This relief expires as of the date of the Annual Meeting. Accordingly, the Bonus Plan is being proposed to the Company's stockholders for their approval. If the Company's stockholders do not approve Proposal No. 4, no further awards will be made under the Bonus Plan and the awards granted with respect to the 2000 plan year will be cancelled and participants will have no rights thereunder.

      The following summary of the Bonus Plan is qualified in its entirety by reference to the complete text of the Bonus Plan, attached hereto as Exhibit B.

      The Bonus Plan is intended to provide motivation for selected key employees of the Company and its subsidiaries to attain and maintain the highest standards of performance, to attract and retain executives of outstanding competence, and to direct the energies of executives toward the achievement of specified business goals established for the Company and its subsidiaries.

Administration

      The Bonus Plan is administered by the Committee. The Committee has authority and discretion to administer and interpret the provisions of the Bonus Plan and to adopt such rules and regulations for the administration of the Bonus Plan as the Committee deems necessary or advisable. Decisions of the Committee will be final, conclusive and binding on all parties, including, without limitation, the Company and plan participants.

Eligibility and Participation

      Participation in the Bonus Plan is limited to those key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to have a significant impact on the performance of the Company and who are selected by the Committee. Approximately 90 individuals participate in the Bonus Plan for the 2000 plan year. Prior to or at the time performance objectives are established for a plan year, the Committee will identify those key employees who will in fact be participants for such plan year.

Determination of Awards

      For each plan year, the Committee will, in its sole and absolute discretion, determine the participants who will be eligible to receive awards under the Bonus Plan for such year, will notify each participant in writing concerning such participant's selection for participation, and will establish the specific performance goals to be used to calculate awards.

      The Committee may authorize awards to eligible key employees based on one of the following two methods:

      For each plan year, the Committee may establish one or more specified percentages of base salary to be used to calculated awards that will be paid if one or more performance goals are achieved. The awards are based upon the extent to which the Company's financial performance in terms of net earnings, operating earnings or income, earnings per share, cash flow, absolute and/or relative return on equity or assets, pre-tax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing and/or other appropriate measures in such manner as the Committee deems appropriate, during the plan year, has met or exceeded certain performance goals specified by the Committee. Some performance goals applicable to participants may include elements that specify individual achievement objectives directly related to a participant's area of responsibility. In determining whether performance goals have been satisfied, the Committee, in its discretion, may direct that adjustments be made to performance goals or actual financial performance as reported to reflect extraordinary organizational, operational or other changes that have occurred during the year. The Committee may also provide that the Chief Executive Officer shall have the discretion to increase or decrease the award otherwise payable to a participant (other than the Chief Executive Officer) based on individual performance during the year. Notwithstanding the foregoing, awards intended to be performance-based within the meaning of Section 162(m) will be based on objective performance goals, and will be designed and administered in all manners necessary to satisfy the applicable requirements of
Section 162(m).

      Alternatively, the Committee may grant discretionary bonuses.

      On or before March 10 of the year following the plan year, the Committee will determine the awards to be granted to participants for such year by comparing actual financial performance to the performance goals and ranges of percentages adopted by the Committee for such year. If the Committee has not adopted specific goals for that year, the Committee will determine if discretionary bonuses will be awarded to participants. No participant in the Bonus Plan may receive an award for any plan year that exceeds $3,200,000.

      If a participant's employment is terminated prior to the end of the plan year for any reason other than disability, retirement or death, no award under the Bonus Plan will be paid with respect to that year unless otherwise determined by the Committee, in its sole discretion. If a participant's employment is terminated by reason of disability, retirement or death, the participant will be entitled to a prorated award.

Payment of Awards

      Approved bonus awards will be paid in cash to each participant (or to his or her legal representative in the event of death) promptly after the amount of the award has been determined and, with respect to awards intended to satisfy
Section 162(m), only after the Committee has certified that the relevant performance goals have been achieved.

Termination and Amendment

      The Board may at any time terminate, modify or suspend the Bonus Plan, in whole or in part, and if suspended, may reinstate any or all provisions of the Bonus Plan, provided that no such termination or modification may impair any rights that may have accrued under the Bonus Plan.

Payment of Taxes

      The Company may deduct from any payments under the Bonus Plan any applicable withholding taxes required to be withheld with respect to such payments.

                      Annual Incentive Bonus Plan Benefits

      Bonus amounts paid under the Bonus Plan with respect to 1999 to the Named Executive Officers are reported in the Summary Compensation Table in this Proxy Statement. Pursuant to the requirements of the Securities and Exchange Commission, the following table provides information with respect to target bonus amounts under the Bonus Plan in the current calendar year. The actual amount of bonuses payable with respect to the current calendar year and subsequent plan years cannot yet be determined.

Name and Position                                              2000 Target Bonus
-----------------                                              -----------------

Maurice Marciano............................................        $1,350,000
   Co-Chairman of the Board and
   Co-Chief Executive Officer

Paul Marciano...............................................        $1,350,000
   Co-Chairman of the Board and
   Co-Chief Executive Officer and President

Armand Marciano.............................................          $975,000
   Senior Executive Vice President and
   Assistant Secretary

Nancy Shachtman.............................................          $280,000
   President of Wholesale

Brian Fleming...............................................          $141,750
   Executive Vice President and Chief
   Financial Officer

Executive Officer Group.....................................        $4,236,475

Non-Executive Director Group................................                $0

Non-Executive Officer Employee Group........................        $2,067,300

      The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Bonus Plan.

      The Board of Directors recommends a vote FOR approval of the GUESS?, Inc. Annual Incentive Bonus Plan.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information available to the Company, as of March 31, 2000, with respect to shares of its Common Stock held by (i) those persons known to the Company to be the beneficial owners (as determined under the rules of the Securities and Exchange Commission) of more than 5% of such shares, (ii) each individual who served as a Chief Executive Officer during 1999 and the four other most highly compensated executive officers as of December 31, 1999 (the "Named Executive Officers"), (iii) all directors and nominees of the Company, and (iv) as a group, all directors and executive officers of the Company.

                                                      Beneficial Ownership of
                                                           Common Stock
                                                    ----------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)              Number    Percent of Class
                                                    ----------  ----------------

Maurice Marciano (2)..............................  16,318,281         37.6%

Paul Marciano (3).................................  12,924,981         29.8%

Armand Marciano (4)...............................   6,303,557         14.3%

Robert Davis (5)..................................      36,697            *

Alice Kane (6)....................................      28,106            *

Howard Socol (7)..................................       3,602            *

Bryan Isaacs (8)..................................       2,074            *

Nancy Shachtman (9)...............................     142,017            *

Brian Fleming (10) ...............................      60,000            *

Jeffrey Cohen (11)................................           0            *

All directors and executive officers as a group
  (10 persons) (12)...............................  35,819,315         82.1%

----------
*     Less than 1.0%

(1) Unless otherwise indicated, the address of the beneficial owner is c/o GUESS?, Inc., 1444 South Alameda Street, Los Angeles, California 90021. Except as described below and subject to the Stockholders' Agreement (as defined under "Certain Relationships and Related Transactions - Stockholders Agreement"), and applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares.

(2) Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 15,466,395 shares as trustee of the Maurice Marciano Trust (1995 Restatement), 90,000 shares as president of the Maurice Marciano Family Foundation and 30,000 shares as trustee of the Maurice Marciano 1990 Children's Trust with respect to which he has sole voting and dispositive power; and 462,351 shares as co-trustee of the Paul Marciano 1996 Grantor Retained Annuity Trust and 269,535 shares as co-trustee of the Armand Marciano 1996 Grantor Retained Annuity Trust with respect to which he shares voting and dispositive power.

(3) Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 12,287,947 shares as sole trustee of the Paul Marciano Trust dated February 20, 1986, with respect to which he has sole voting and dispositive power; and 637,034 shares as co-trustee of the Maurice Marciano 1996 Grantor Retained Annuity Trust with respect to which he shares voting and dispositive power.

(4) Includes shares of Common Stock beneficially owned by Armand Marciano as follows: 6,298,557 shares as sole trustee of the Armand Marciano Trust dated February 20, 1986, 1,000 shares held indirectly as sole trustee of the Armand Marciano Gift Trust-Anastasia, 1,000 shares held indirectly as sole trustee of the Armand Marciano Gift Trust-Francisca, 1,000 shares held indirectly as sole trustee of the Armand Marciano Gift Trust-Harrison, 1,000 shares held indirectly as sole trustee of the Armand Marciano Gift Trust-Dominique, and 1,000 shares held indirectly as sole trustee of the Armand Marciano Gift Trust-Julien with respect to which he has sole voting and dispositive power.

(5) Includes 32,197 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's Amended and Restated 1996 Non-Employee Directors' Stock Option Plan.

(6) Includes 23,606 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's Amended and Restated 1996 Non-Employee Directors' Stock Option Plan.

(7) Includes 602 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's Amended and Restated 1996 Non-Employee Directors' Stock Option Plan.

(8) Includes 574 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's Amended and Restated 1996 Non-Employee Directors' Stock Option Plan.

(9) Includes 141,667 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's 1996 Equity Incentive Plan.

(10) Includes 50,000 shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of March 31, 2000, pursuant to the Company's 1996 Equity Incentive Plan.

(11)  Jeffrey Cohen resigned effective January 28, 2000.

(12) Includes 248,646 shares of Common Stock that may be acquired upon the exercise of options within 60 days of March 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company is engaged in various transactions with entities affiliated with trusts for the respective benefit of Maurice, Paul and Armand Marciano (the "Marciano Trusts"). The Company believes that the arrangements involving each of the companies in which the Marciano Trusts have an investment and related party transactions discussed below were entered into on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

License Agreements and Licensee Transactions

      On September 28, 1990, the Company entered into a license agreement with Charles David of California ("Charles David"). The Marciano Trusts and Nathalie Marciano (the spouse of Maurice Marciano) together own 50% of Charles David, and the remaining 50% is owned by the father-in-law of Maurice Marciano. The license agreement grants Charles David the rights to manufacture worldwide and distribute worldwide (except Japan and certain European countries) for men, women and some children, leather and rubber footwear which bear the Company trademark. The license also includes related shoe care products and accessories. Gross royalties earned by the Company under such license agreement for the fiscal year ended December 31, 1999, were 1.9 million. Additionally, the Company purchased $8.4 million of products from Charles David for resale in the Company's retail stores during the same period.

Leases

      The Company leases manufacturing, warehouse and administrative facilities from partnerships affiliated with the Marciano Trusts and certain of its affiliates. There are two leases in effect at December 31, 1999, both of which expire in July 2008. The total lease payments to these limited partnerships are currently $225,000 per month. Additionally, the Company was on a month-to- month lease for another storage facility. Aggregate lease payments under leases in effect for the fiscal year ended December 31, 1999 were $2.7 million.

Stockholders' Agreement

      Upon consummation of the IPO, Maurice Marciano, Paul Marciano and Armand Marciano (the "Principal Stockholders") and the Company entered into an Amended and Restated Stockholders' Agreement (the "Stockholders' Agreement"). Pursuant to the Stockholders' Agreement, the Principal Stockholders have agreed to vote their shares of Common Stock to elect each of Maurice, Paul and Armand Marciano, or one designee of any such person (if such designee shall be reasonably acceptable to the other Principal Stockholders) to the Board of Directors. The Stockholders' Agreement provides that each of the Principal Stockholders has granted to each other and to the Company rights of first refusal with respect to the sale of any shares of the Company's outstanding Common Stock held by each of the Principal Stockholders (with certain limited exceptions).

Indebtedness of Management

      None.

Legal Proceedings

      On February 24, 1998, the Company and Maurice Marciano, Paul Marciano and Armand Marciano, as individuals, were named as defendants in a class action entitled John N. Robinson v. GUESS?, Inc., Maurice Marciano, Paul Marciano and Armand Marciano filed in the Los Angeles Superior Court. The complaint, as amended, purported to state claims under Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 for alleged misrepresentations in connection with the Company's initial public offering (the "IPO") in August 1996. Mr. Robinson pur-ported to represent a class of all purchasers of the Company's stock in the IPO and sought unspecified damages. On January 10, 2000, the complaint was dismissed in its entirety. However, Robinson has the right to appeal the dismissal.

      On October 26, 1998, Maurice Marciano, Paul Marciano and Armand Marciano, as individuals (the "Marcianos"), as well as the Company, were named as defendants in a stockholder's derivative complaint entitled John N. Robinson v. Maurice Marciano, Paul Marciano and Armand Marciano and GUESS?, Inc. filed in the Los Angeles Superior Court. The complaint (the "Derivative Complaint") purports to state a claim for intentional breach of fiduciary duty, negligent breach of fiduciary duty, constructive fraud and abuse of control in connection with the Marcianos' management of the Company since its IPO. On July 26, 1999, the Court entered an Order that allows the case to proceed past the pleadings stage. While it is too soon to predict the outcome of the case with any certainty, the defendants believe they have meritorious defenses to each of the claims asserted and intend to vigorously defend themselves.

      The Company cannot predict the outcome of these matters. The Company believes the outcome of one or more of the above cases could have a material adverse effect on the Company's financial condition and results of operations.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The directors and executive officers of the Company as of March 31, 2000 are as follows:

Name              Age   Position
-----            ----   -------
Maurice Marciano  51    Director, Co-Chairman of the Board and Co-Chief Executive Officer

Paul Marciano     47    Director, Co-Chairman of the Board, Co-Chief Executive Officer and
                        President

Armand Marciano   55    Director, Senior Executive Vice President and Assistant Secretary

Nancy Shachtman   43    President of Wholesale

Brian Fleming     56    Executive Vice President and Chief Financial Officer

Robert Davis      52    Director

Alice Kane        52    Director

Howard Socol      54    Director

Bryan Isaacs      61    Director

      Pursuant to the Stockholders' Agreement described herein under "Certain Relationships and Related Transactions," the Principal Stockholders have agreed to vote their shares of Common Stock to elect each of Maurice, Paul and Armand Marciano, or one designee of any such person (if such designee shall be reasonably acceptable to the other Principal Stockholders), to the Board of Directors. Maurice, Paul and Armand Marciano are brothers and have worked together in the fashion industry for the last 26 years.

      With respect to the directors named above, Robert Davis, Alice Kane, Howard Socol and Bryan Isaacs are deemed to be "independent" directors under the New York Stock Exchange rules.

      Maurice Marciano, age 51, who was one of the founders of the Company in 1981, has served as Co-Chairman of the Board and Co-Chief Executive Officer since November 15, 1999. Mr. Marciano served as Chairman of the Board and Chief Executive Officer of the Company from August 1993 to November 15, 1999. Mr. Marciano served as President of the Company from June 1990 to September 1992 and as Executive Vice President from 1981 until June 1990. Mr. Marciano's direct supervisory responsibilities include design, sales and merchandising, manufacturing and finance. Additionally, Mr. Marciano, along with Mr. Paul Marciano, is responsible for the Company's corporate marketing. From February 1993 to May 1993, Mr. Marciano was Chairman, Chief Executive Officer and Director of Pepe Clothing USA, Inc. Mr. Marciano has served as a director of the Company since 1981 (except for the period from January 1993 to May 1993) and his present term as a Class III director will expire at the 2002 annual meeting of stockholders.

      Paul Marciano, age 47, joined the Company two months after its inception in 1981 and has served as creative director for the Company's advertising worldwide. Mr. Marciano has served as President of the Company since September 1992 and has served as Co-Chairman and Co-Chief Executive Officer of the Company since November

15, 1999. Mr. Marciano's responsibilities include direct supervisory responsibility for the Company's global advertising and image, domestic retail stores, international expansion, licensing, legal affairs and management information systems. Additionally, Mr. Marciano, along with Maurice Marciano, is responsible for the Company's corporate marketing. Mr. Marciano served as Senior Executive Vice President of the Company from August 1990 to September 1992. Mr. Marciano has served as a director of the Company since 1990 and his present term as a Class II director will expire at the 2001 annual meeting of stockholders.

      Armand Marciano, age 55, joined the Company two months after its inception in 1981 and has served as Senior Executive Vice President of the Company since November 1992. Mr. Marciano has direct supervisory responsibility for the Company's domestic outlet stores. In addition, Mr. Marciano is responsible for distribution, real estate and construction, customer service and European exports. Mr. Marciano served as Secretary of the Company from 1983 to August 1997, as Executive Vice President of the Company from July 1988 to 1992, and as Assistant Secretary of the Company since August 1997. Mr. Marciano has served as a director of the Company since 1983 and his present term as a Class I director will expire at the Annual Meeting.

      Nancy Shachtman, age 43, has been President of Wholesale since November 1998. From January 1998 through November 1998, Ms. Shachtman served as President of Sales. From October 1986 through January 1998, Ms. Shachtman served in various sales and merchandising positions for the Company including Vice President of Sales and Merchandising.

      Brian Fleming, age 56, joined the Company in July 1998. From 1994 to July 1998, Mr. Fleming served as Executive Vice President and Chief Financial Officer of The Santa Anita Companies, which included a self-administered real-estate trust that owned the Santa Anita Racetrack, interests in major regional shopping centers and other real-estate investments. From 1973 - 1994, Mr. Fleming held finance and accounting positions of increasing responsibility with Carter Hawley Hale Stores, Inc., a full-line department store company. Mr. Fleming began his career in 1968 with Price Waterhouse & Co.

      Robert Davis, age 52, is the former President and Chief Operating Officer of St. John. Following his resignation in April 1996, Mr. Davis has remained active at St. John and is currently a consultant to its Chairman and Founder, Bob Gray. Mr. Davis, a director of St. John since 1984, became President of St. John in 1992 and served as Chief Operating Officer and Secretary from 1988 to 1996. From 1980 to 1988, Mr. Davis held various other administrative positions at St. John ending with Vice President - Operations. Prior to that, Mr. Davis was a partner in a Chicago area law firm, where he advised on corporate, labor and litigation matters from 1973 to 1980. Mr. Davis has served as a director of the Company since May 1997 and his present term as a Class II director will expire at the 2001 annual meeting of stockholders.

      Alice T. Kane, age 52, is the President of American General Fund Group and Chairman of VALIC Group Annuity Funds with over $18 billion in assets under management. Ms. Kane joined American General Corporation as Executive Vice President of their investments advisory subsidiary, American General Investment Management L.P. in June 1998. American General Corporation is one of the nation's largest diversified financial organizations with assets of approximately $98 billion. Prior to joining American General Corporation on June 1, 1998, Ms. Kane served her entire financial services industry career at New York Life Insurance Company where she joined the company in 1972. Up until her departure from New York Life, she was Executive Vice President and Chief Marketing Officer after serving as Executive Vice President with responsibility for managing the company's asset management division from 1994 to 1997. Ms. Kane was also Chairman of New York Life's MainStay Mutual Funds, and served as General Counsel of New York Life from 1986 to 1995. Ms. Kane has served as a director of the Company since June 1998 and her present term as a Class I director will expire at the Annual Meeting.

      Howard Socol, age 54, is the former Chief Executive Officer of J. Crew Group Inc. Following his resignation from J. Crew Group Inc., Mr. Socol established Socol Consulting Group that provides retail and Internet consulting services. Mr. Socol spent the majority of his career rising through the ranks of Burdines Department Stores, a division of Federated Department Stores, to become Burdines Chairman and Chief Executive Officer. Mr. Socol, considered one of the apparel industry's premier merchants, served as Chairman and Chief Executive Officer of Burdines from 1984 to 1997. Having joined Burdines in 1969 as an assistant buyer and after holding various positions over a twelve-year period, he was appointed the youngest division president in Federated's history. Mr. Socol has served as a director of the Company since September 1999 and his present term as a Class III director will expire at the 2002 annual meeting of stockholders.

      Bryan Isaacs, age 61, spent the majority of his career with KPMG LLP, an international audit, tax and consulting firm. Mr. Isaacs was appointed to the KPMG partnership in 1972 and, until his retirement in June 1999, led the expansion of KPMG's international corporate services practice in the firm's Western Region. Mr. Isaacs also served on a number of KPMG's global tax committees and, from 1996 to 1999, chaired the firm's global information, communication and entertainment tax committee. Mr. Isaacs has served as a director of the Company since January 2000 and his present term as a Class III director will expire at the 2002 annual meeting of stockholders.

                          BOARD MEETINGS AND COMMITTEES

      The Board of Directors held five meetings during 1999. During 1999, each director attended all of the meetings of the Board and the Board Committees on which they serve. The Company currently does not have a Nominating Committee.

      The Board of Directors has the following standing committees:

Audit Committee

      The Audit Committee, which was established on July 30, 1996, recommends the appointment of the Company's external auditors and meets with both internal and external auditors to review the scope of their audits and the results thereof. In addition, the Audit Committee reviews and comments on the proposed plans of the internal and external auditors, audit fee proposals, financial statements and other documents submitted to stockholders and regulators and reviews the internal control policies and procedures of the Company. There are currently four members of the Audit Committee: Mr. Davis, who serves as Acting Chairman, Ms. Kane, Mr. Socol and Mr. Isaacs. There were five meetings of the Audit Committee held during 1999.

Compensation Committee

      The Compensation Committee, which was established on March 3, 1997, reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate, including the granting of stock options and the determination of annual bonuses. There are currently four members of the Compensation Committee:
Mr. Davis, who serves as Chairman, Ms. Kane, Mr. Socol and Mr. Isaacs. Mr. Isaacs was appointed to the Compensation Committee effective January 10, 2000, and replaced Aldo Papone who served on the Compensation Committee until May 17, 1999. There were six meetings of the Compensation Committee held during 1999.

      The General Corporation Law of the State of Delaware (the "Delaware Corporation Law") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Restated Certificate of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law, and the Company has entered into separate indemnification agreements with each of its directors and officers to effectuate these provisions and to purchase directors' and officers' liability insurance. The effect of such provisions is to indemnify, to the fullest extent permitted by law, the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company.

                             EXECUTIVE COMPENSATION

      The following table sets forth each component of compensation paid or awarded to, or earned by, the Named Executive Officers for the fiscal years ended December 31, 1997, 1998 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long-Term
                                                                                 Compensation
                                                                                    Awards
                                                                                 ------------
                                                                                  Securities
                                                                        Other        Under-         All
                                                                       Annual        Lying         Other
Name and Principal                          Annual Compensation     Compensation    Options/    Compensation
     Position                          Year     Salary      Bonus        (1)        SARs(#)         (2)
------------------                     ----    --------  ---------  ------------  ------------  -------------
Maurice Marciano....................   1999    $900,000   $900,000    $120,032           0        $1,038
  Co-Chairman of the Board             1998     900,000          0     149,551           0         1,038
  and Co-Chief Executive               1997     900,000          0      58,162           0         1,038
  Officer

Paul Marciano.......................   1999    $900,000   $900,000    $147,683           0        $1,038
  Co-Chairman of the Board,            1998     900,000          0     147,469           0         1,038
  Co-Chief Executive                   1997     900,000          0     104,137           0         1,038
  Officer and President

Armand Marciano.....................   1999    $650,000   $650,000     $52,604           0        $1,125
  Senior Executive                     1998     650,000          0      67,666           0         1,125
  Vice President and                   1997     650,000          0      13,986           0         1,125
  Assistant Secretary

Nancy Shachtman.....................   1999    $400,000   $280,000          $0           0        $2,025
  President of Wholesale               1998     388,461          0           0      85,000         1,950
                                       1997     301,154     40,000           0      25,000         1,950

Brian Fleming (3)...................   1999    $300,000   $108,000          $0           0            $0
  Executive Vice President             1998     126,000     20,000           0     100,000             0
  and Chief Financial Officer          1997           0          0           0           0             0

Jeffrey Cohen (4)...................   1999    $350,000   $245,000          $0           0            $0
  President of Retail                  1998       5,385          0           0     175,000             0
                                       1997           0          0           0           0             0

----------

(1) Amounts in Other Annual Compensation for 1999 in excess of 25% of the total indicated for such executive officer include the following:
      $109,381, $137,032 and $41,953 for transportation for Maurice Marciano, Paul Marciano and Armand Marciano, respectively.

      Amounts in Other Annual Compensation for 1998 in excess of 25% of the total indicated for such executive officer include the following: (i) $102,756, $100,673 and $20,870 for transportation for Maurice Marciano, Paul Marciano and Armand Marciano, respectively, and (ii) $32,500 for life insurance for Armand Marciano.

      Amounts in Other Annual Compensation for 1997 in excess of 25% of the total indicated for such executive officer include the following: (i) $50,419, $76,508, $6,244 for transportation for Maurice Marciano, Paul Marciano and Armand Marciano, respectively, and (ii) $7,742 for health insurance for Armand Marciano.

(2) Consists solely of contributions to the Company's 401(k) Plan, dated January 1, 1992, as amended, by the Company for such executive officers.

(3)   Brian Fleming was hired on July 20, 1998.

(4)   Jeffrey Cohen was hired on December 28, 1998.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table provides information regarding the number and value of unexercised options to purchase the Common Stock held by the Named Executive Officers as of December 31, 1999, based upon a value of $21.75 per share, which was the closing price of the Common Stock on the New York Stock Exchange on such date. None of the Named Executive Officers were granted any options/SARs during the fiscal year ended December 31, 1999, and none of the Named Executive Officers exercised any stock options during the fiscal year ended December 31, 1999.

                                                                   Number of
                                                                  Securities                    Value of
                                                                  Underlying                   Unexercised
                                                                  Unexercised                 In-the-Money
                                                                 Options/SARs                 Options/SARs
                                                            at Fiscal Year-End  (#)      at Fiscal Year-End  ($)
Name                                                       Exercisable/Unexercisable    Exercisable/Unexercisable
-----                                                       -----------------------      -----------------------
Maurice Marciano........................................                    0/0                          $0/$0
Paul Marciano...........................................                    0/0                          $0/$0
Armand Marciano.........................................                    0/0                          $0/$0
Nancy Shachtman.........................................         110,000/70,000          $1,342,600/$1,166,120
Brian Fleming...........................................          25,000/75,000            $440,625/$1,321,875
Jeffrey Cohen...........................................         43,750/131,250            $765,625/$2,296,875

Employment Agreements

      The Company has entered into individual employment agreements (the "Executive Employment Agreements") with each of Maurice Marciano, Paul Marciano and Armand Marciano (the "Executives"). The initial term of the Executive Employment Agreements began on August 13, 1996 (the "Effective Date") and will terminate on the third anniversary of the Effective Date. The Executive Employment Agreements will automatically extend after the initial term for successive one-year terms, unless notice not to extend is given by either party at least 90 days prior to the end of the then current term. The Executive Employment Agreements provide for an annual base salary of $900,000, $900,000 and $650,000 for Maurice Marciano, Paul Marciano and Armand Marciano, respectively, which may be increased based on annual reviews by the Compensation Committee. In addition, the Executive Employment Agreements provide for annual bonuses to be determined in accordance with the Company's Annual Incentive Bonus Plan, with a minimum expected target bonus equal to 100% of base salary. Commencing on the expiration of the term of an Executive Employment Agreement, or earlier should an Executive Employment Agreement be terminated other than due to the Executive's death or for cause (as defined in the Executive Employment Agreements), the Company and Maurice Marciano, Paul Marciano or Armand Marciano, as the case may be, will enter into a two-year consulting agreement under which such Executive will render certain consulting services for which the Company will pay an annual consulting fee equal to 50% of such Executive's annual base salary, as in effect immediately prior to the commencement of the consulting period. In addition, each Executive is entitled to certain fringe benefits, including full Company-paid health and life insurance for himself and his immediate family during his lifetime. If any of the Executives is terminated without cause or resigns for good reason (as such terms are defined in the Executive Employment Agreements), then such Executive will receive as severance his then current base salary and annual target bonus for the remainder of his term of employment. The Executive will also continue to participate in Company-sponsored health and life insurance, and other fringe benefit plans and programs during the severance period. Each Executive Employment Agreement further provides that upon the death or permanent disability of the Executive, such Executive (or his beneficiary) will receive a pro rata portion of his annual target bonus for the year in which the Executive's death or permanent disability occurs. The Executive Employment Agreements also include certain noncompetition, nonsolicitation and confidentiality provisions.

      In July 1998, Brian Fleming entered into a letter of employment with the Company which provided for an annual base salary of $300,000 and a car allowance of $1,000 per month. In addition, Mr. Fleming was granted a stock option for 100,000 shares of Common Stock under the Company's 1996 Equity Incentive Plan which becomes exercisable in four equal installments. Mr. Fleming is also eligible to participate in the Company's Annual

Incentive Bonus Plan, the Company's 401(k) Plan and will be entitled to other benefits provided to other Company employees at his executive level. If Mr. Fleming's employment is terminated by the Company at any time other than for cause, Mr. Fleming will be entitled to a minimum of six months base salary to the extent not fully offset by compensation from other employment during such period.

      In December 1998, Jeffrey Cohen entered into a letter of employment with the Company for a term commencing on January 4, 1999 through December 31, 1999 (the "Term"). Pursuant to the letter of employment, during the Term Mr. Cohen would be (i) paid a base salary of $350,000 and receive a car allowance of $1,000 per month, (ii) provided with temporary housing and (iii) eligible to receive a bonus equal to an amount up to 120% of his base salary in 1999. In addition, Mr. Cohen was granted a stock option for 175,000 shares of Common Stock under the Company's 1996 Equity Incentive Plan equal to the closing price on January 4, 1999 and was eligible to participate in the Company's 401(k) Plan and certain other welfare benefit plans. In addition, the Company agreed to pay in full for a total life insurance benefit of $450,000 contingent upon his meeting any and all underwriting requirements, and agreed to provide Mr. Cohen with excess medical care coverage under the Company's Exec-U-Care Medical Reimbursement Trust. If Mr. Cohen's employment was terminated by the Company on or prior to December 31, 1999, for any reason other than for cause, Mr. Cohen would have been entitled to certain bonus payments and severance equal to six months base salary to the extent not fully offset by compensation from other employment during such period. On January 28, 2000, Mr. Cohen resigned as President of Retail.

Compensation of Directors

      Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors who are not employees of the Company receive an annual retainer fee of $20,000 for their services and attendance fees of $1,500 per Board meeting and $1,000 (committee chairman) or $750 (committee member) per committee meeting attended. Annual retainer fees may, however, be waived in exchange for non-qualified options to purchase a number of shares of Common Stock equal in value to 2 1/2 times that of the fees so waived. The aggregate exercise price of these options is equal to the closing market price of the Common Stock on the day of the grant. The options will become exercisable in 25% installments on the first day of each of the four fiscal quarters following the date of grant. Pursuant to the Company's Amended and Restated 1996 Non-Employee Directors' Stock Option Plan ("1996 Plan"), if there is a change in control of the Company (as defined in the 1996
Plan), all options become immediately exercisable. All directors are reimbursed for expenses incurred in connection with attendance at Board or committee meetings.

      In addition, pursuant to the 1996 Plan, each non-employee director of the Company, upon joining the Board of Directors, will receive non-qualified options to purchase 10,000 shares of Common Stock and will receive non-qualified options to purchase an additional 3,000 shares of Common Stock on the first day of each fiscal year thereafter. The exercise price of such options will be equal to 85% of the fair market value of the Common Stock on the respective date of grant and the term of the options will be for ten years. The options will become exercisable in 25% installments on each of the first four anniversaries of the date of grant, provided that the options will immediately become exercisable in full upon the occurrence of a change in control of the Company.

      Further, pursuant to the 1996 Plan, each non-employee director of the Company, upon joining the Board of Directors, will receive 1,500 shares of Common Stock and will receive an additional 1,500 shares of Common Stock on the first business day of each calendar year thereafter.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during 1999 were Mr. Davis, as Chairman, Mr. Papone, Mr. Socol and Ms. Kane. Mr. Papone chose not to run for re-election at the Company's 1999 annual stockholders meeting. Therefore, he was no longer a member of the Compensation Committee effective May 17, 1999. Mr. Socol became a member of the Compensation Committee on September 1, 1999. None of the executive officers of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity during 1999.

Compensation Committee Report

      The report of the Compensation Committee of the Board of Directors with respect to compensation in fiscal 1999 is as follows:

Compensation Philosophy

      The initial framework of compensation paid to the Company's executive officers was determined at the time of the IPO. Based on discussions with the Company's investment bankers and an independent compensation consultant and based on comparisons with other companies in the textile industry, the Board established ranges of salary, bonus and stock option compensation for its executive officers. The Company established a Compensation Committee during 1997 which now has responsibilities over the Company's formal policies for executive compensation. In its hiring practices, the Company seeks to obtain the services of the most highly qualified individuals in the industry, and has provided compensation accordingly.

Components of Compensation

      The principal components of executive officer compensation are generally as follows:

      Base Salary. The base salary of certain of the Named Executive Officers is fixed pursuant to the terms of their respective Employment Agreements. See " - Employment Agreements."

      Annual Performance Bonus. Annual bonuses are payable to the Company's executive officers under the Company's Annual Incentive Bonus Plan (the "Bonus Plan") based on the Company's achievement of certain pre-set corporate financial performance targets established for the fiscal year. The financial target for fiscal 1999 was net earnings per share equal to $1.20. The Company's actual net earnings per share for 1999 were $1.20 per share diluted.

      Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants and other stock-based awards under the Bonus Plan. Awards under the Bonus Plan are designed to further align the interests of each executive officer with those of the stockholders and provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company's business.

      Compensation of the Co-Chief Executive Officers. Pursuant to the terms of each of their employment agreements entered into at the time of the IPO, Maurice Marciano and Paul Marciano each receive a base salary of $900,000 per year. Their annual target bonus under the Bonus Plan is equal to 100% of each of their base salaries. Messrs. Marciano, major stockholders in the Company, have not been granted any options to purchase shares of Common Stock.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exceptions to Section 162(m) apply with respect to "qualified performance-based compensation" and to compensation paid in certain circumstances by companies in the first few years following their IPO. The Company has taken steps to provide that these exceptions will apply to compensation paid to its executive officers, and the Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.

                                 By the Compensation Committee,

                                 ROBERT DAVIS
                                 ALICE KANE
                                 HOWARD SOCOL
                                 BRYAN ISAACS*

* Mr. Isaacs was appointed to the Compensation Committee effective January 10, 2000.

                             Stock Performance Graph

      The Securities and Exchange Commission requires the Company to present a graph comparing the cumulative total stockholder return on its shares with the cumulative total stockholder return on (1) a broad equity market index and (2) a published industry index or peer group. Although the chart would normally cover a five-year period, the shares of the Company began public trading on August 8, 1996 and, as a result, the following chart commences as of such date.

      The Stock Price Performance Graph below compares the cumulative total stockholder return on the Common Stock from August 8, 1996 to December 31, 1999 with the return on the Standard and Poor's 500 Stock Index ("S&P 500 Index") and the Standard and Poor's Textiles Index ("S&P Textiles"). The stock price performance shown is not necessarily indicative of future price performance.

                     Compares 5-Year Cumulative Total Return
                                  Among GUESS?,
                       S&P 500 Index and S&P Textile Index

[The following table was represented by a line chart in the printed materials.]

                                                           S&P
                         GUESS?,         S&P 500         Textiles
 Measurement Period       Inc.            Index           Index
--------------------------------------------------------------------------------
 August 8, 1996         100.00           100.00         100.00
--------------------------------------------------------------------------------
 December 31, 1996       79.86           116.85         122.67
 December 31, 1997       38.19           155.83         132.29
 December 31, 1998       26.74           200.36         114.48
 December 31, 1999      120.83           242.53          85.44

----------

Note: Assumes $100 invested on August 8, 1996 in GUESS?, S&P 500 Index and S&P
      Textiles Index. Assumes reinvestment of dividends on a daily basis.

                                  OTHER MATTERS

      Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and beneficial owners of more than ten percent of the Company's stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms that they file.

      Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended December 31, 1999, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the period ended December 31, 1999, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Company's Common Stock, subject to the following exceptions: a Form 5 was not timely filed on behalf of each of Robert Davis and Nancy Shachtman.

Stockholders' Proposals.

      Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders must be received by the Company, marked to the attention of the Secretary, no earlier than February 14, 2001 and no later than March 16, 2001. Proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for proposals in order to be included in the Proxy Statement.

                                     THE BOARD OF DIRECTORS

Los Angeles, California

                                  GUESS?, INC.
                           1996 EQUITY INCENTIVE PLAN


                                      Ex-A1

                                  GUESS?, INC.
                           1996 EQUITY INCENTIVE PLAN

      1. Purpose. The purposes of the Guess?, Inc. 1996 Equity Incentive Plan (the "Plan") are to attract, retain and motivate officers and other key employees and consultants of Guess?, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as follows:

      "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

      "AWARD" means an award made pursuant to the terms of the Plan to an Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Units or Stock Appreciation Rights.

      "Award Agreement" means a written agreement granting an Award, which is executed by the Participant and by an officer on behalf of the Company, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

      "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-promulgated under the Exchange Act.

      "Board" means the Board of Directors of the Company.

      A "Change in Control" of the Company shall be deemed to have occurred when
(A) any Person (other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (y) Maurice Marciano, Paul Marciano or Armand Marciano, or any trust established in whole or in part for the benefit of one or more of them or their family members, or any other entity controlled by one or more of them), alone or together with its Affiliates and Associates (collectively, an "Acquiring Person"), shall become the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)), (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Continuing Directors"), cease for any reason to constitute a majority of the Board, (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 16 hereof) or any Parent of such Surviving Entity) at least eighty percent (80%) of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that a change in control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

      "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.


                                     Ex-A2

      "Combined Voting Power" means the combined voting power of the Company's then outstanding voting securities.

      "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan; provided that, prior to the establishment of the Compensation Committee of the Board, or the appointment by the Board of any other committee to administer the Plan, "Committee" means the Board. The Committee shall consist of at least two individuals and shall serve at the pleasure of the Board.

      "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

      "Disability" means, with respect to any Participant, that, as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve
(12) month period.

      "Eligible Individuals" means the individuals described in Section 7 who are eligible for Awards under the Plan.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

      "Fair Market Value" means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

      "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

      "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

      "Parent" means any corporation which is a "parent corporation" within the meaning of Section 424(e) of the Code with respect to the relevant entity.

      "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

      "Performance Share Award" means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

      "Performance Unit" means a conditional Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

      "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

      "Restricted Stock Award" means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

      "Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

      "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

      "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

      "Subsidiary" means (i) any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or
(ii) any other corporation or other entity in which the Company,


                                     Ex-A3
directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

      "Ten Percent Shareholder" means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. Administration of the Plan.

      (a) The Plan shall be administered by the Committee, and the Committee shall make the determinations set forth in this subsection 3(a), based on the recommendations of the Company's management; provided however, that with respect to any Participant the deductibility of whose Award may, in the reasonable belief of the Committee, be subject to the deduction limitation of Section 162(m) of the Code, the Committee shall exercise sole discretion regarding administration of the Plan and the determinations set forth in this subsection 3(a). The Committee shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from the Eligible Individuals,
(ii) to make Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not prejudicial to the rights of such Participant in such Award, (v) to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions and (ix) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

      (b) The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

      (c) All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

      (d) No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such person's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

      4. Duration of Plan. The Plan shall remain in effect until terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 18(l)).

      5. Shares of Stock Subject to the Plan. Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 4,500,000 shares. Such shares may be either authorized but unissued shares, treasury shares or any combination thereof. Any shares subject to an Award which lapses, expires or is otherwise terminated without the issuance of such shares may again be available for purposes of the Plan.

      6. Maximum Number of Shares per Eligible Individual. In accordance with the requirements under Section 162(m) of the Code, no Eligible Individual shall receive grants of Stock Options and SARs with respect to an aggregate of more than 500,000 shares of Common Stock in any Plan year.


                                     Ex-A4

      7. Eligible Individuals. Awards may be granted by the Committee to individuals who are officers or other key employees or consultants of the Company or a Subsidiary with the potential to contribute to the future success of the Company or its Subsidiaries. Awards shall not be affected by any change of duties or positions so long as the holder continues to be an employee or consultant of the Company or of a Subsidiary.

      8. Stock Options. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options; PROVIDED that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

      (a) Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

      (b) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

      (c) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided however that with respect to Incentive Stock Options, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder). The exercise price for any Stock Options granted concurrently with the initial public offering will be equal to the initial public offering price.

      (d) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

      (e) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided that a Stock Option shall be freely exercisable within 5 years after the date on which such Stock Option is granted; provided further that notwithstanding any other provision of the Plan, no Stock Option granted prior to August 15, 1996 shall be exercisable during the first six (6) months after the date such Stock Option is granted. In no case may a Stock Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Stock Option if less than 100) during the term of the Stock Option. Only whole shares shall be issued pursuant to the exercise of any Stock Option. The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria. Subject to the first sentence of this paragraph, the Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

      (f) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. In its discretion, in accordance with rules and procedures established by the Committee for this purpose, the Committee may also permit a Participant to exercise an Option through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, provided that the Participant has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (A) to sell immediately the num-


                                     Ex-A5
ber of shares of Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (B) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (C) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (B) of this sentence, less applicable commissions and fees; provided, however, that the Committee may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T under the Exchange Act or any other applicable rules. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of a Stock Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

      (g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant and, subject to Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

      (h) Special rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

      9. Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

      (a) Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and provisions requiring that a Participant forfeit such shares upon a termination of employment for specified reasons within a specified period of time.

      (b) Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. With respect to Restricted Stock Awards made prior to August 15, 1996, a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of shares of Common Stock received under such a Restricted Stock Award during the six-month period commencing on the date of the Award. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

      (c) Evidence of Ownership. Each Participant receiving a Restricted Stock Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition


                                     Ex-A6
of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      (d) Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

      10. Performance Share Awards. Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

      (a) Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

      (b) Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

      (c) Performance Goals. Performance Share Awards shall provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified performance goals ("Performance Goals") over a designated performance period ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, with respect to any Participant the deductibility of whose Performance Award will not, in the reasonable belief of the Committee, be subject to the deduction limitation of Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division. With respect to any Participant, the deductibility of whose Performance Award may, in the reasonable belief of the Committee, be subject to the deduction limitation of Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met.

      (d) Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.


                                     Ex-A7

      (e) Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to
Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

      11. Performance Units. Awards of Performance Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

      (a) Award Agreement. Awards of Performance Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

      (b) Terms of Performance Units Generally. Each Performance Unit shall entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 11(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

      (c) Performance Goals. Awards of Performance Units shall provide that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary and/or the Participant must achieve certain specified Performance Goals over a designated Performance Period. The Performance Goals and Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, with respect to any Participant the deductibility of whose Performance Unit Awards will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division with respect to any Participant, the deductibility of whose Performance Unit Award may, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met.

      (d) Payment of Awards. Payment in settlement of a Performance Unit Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

      (e) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Performance Units.


                                     Ex-A8

      12. Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

      (a) Award Agreement. Stock Appreciation Rights shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

      (b) Terms of Stock Appreciation Rights Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 12(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

      (c) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement.

      (d) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right granted prior to August 15, 1996 be exercisable within the first six (6) months after the date such Stock Appreciation Right is granted, or in the case of a Stock Appreciation Right granted prior to August 15, 1996 and in tandem with a Stock Option, within the first six (6) months after the date of grant of the related Stock Option. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability (subject to the first sentence of this Section 12(d)) and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

      (e) Amount of Payment. In the event a Participant exercises a Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the difference between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

      (f) Form of Payment. Payment upon exercise of a Stock Appreciation Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

      (g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Stock Appreciation Right unless and until a certificate or certificates evidencing shares of Common Stock are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to Section 15(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

      (h) Limited Stock Appreciation Rights. The Committee may grant to an Eligible Individual a Stock Appreciation Right (a "Limited Stock Appreciation Right") pursuant to which the Participant shall have the right


                                     Ex-A9
to surrender such Limited Stock Appreciation Right or any portion thereof to the Company within thirty (30) days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of shares of Common Stock under the Limited Stock Appreciation Right or portion thereof which is being exercised, multiplied by (b) the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with the Change in Control or (B) the highest Fair Market Value per share of Common Stock in the 90 day period preceding such Change in Control, over (ii) the Fair Market Value of a share of Common Stock on the date the Limited Stock Appreciation Right was granted as set forth in the Award Agreement. Limited Stock Appreciation Rights granted under the Plan shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee deems appropriate.

      13. Termination of Employment.

      (a) Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the "Exercise Period") of one year from the date of such Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of Disability or Retirement shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 13(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code.

      (b) Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty (60) days from the date of such termination of employment or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited, and (ii) if such termination is prior to the end of any applicable restriction period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award or a Performance Unit Award), the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of such termination of employment shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 13(c) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code.

      14. Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award granted after August 15, 1996 that is not an Incentive Stock Option to a Participant's family members or to one or more trusts established in


                                     Ex-A10
whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the "alternate payee" under a QDRO or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

      15. Recapitalization or Reorganization.

      (a) The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

      16. Change in Control. In the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share Awards and Performance Unit Awards shall be deemed to have been fully earned as of the date of the Change in Control, and (iv) in the case of a Change in Control involving a merger of, or consolidation involving, the Company in which the Company is (A) not the surviving corporation (the "Surviving Entity") or (B) becomes a wholly owned subsidiary of the Surviving Entity or any Parent thereof, each outstanding Stock Option granted under the Plan and not exercised (a "Predecessor Option") will be converted into an option (a "Substitute Option") to acquire common stock of the Surviving Entity or its Parent, which Substitute Option will have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices. Notwithstanding the preceding sentence, any Award granted prior to August 15, 1996 and within six (6) months of a Change in Control shall not be afforded any such acceleration as to exercise, vesting and payment rights or lapsing as to conditions or restrictions.

      17. Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or to comply with any other law, regulation or stock exchange rule. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.


                                     Ex-A11

      18. Miscellaneous.

      (a) Tax Withholding. (i) No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

      (ii) The applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

      (b) Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

      (c) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

      (d) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

      (e) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

      (f) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

      (g) Compliance with Rule 16b-3. (i) The Plan is intended to comply with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or


                                     Ex-A12

Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16(b)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.

      (ii) Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to
Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

      (h) Deductibility Under Code Section 162(m). Awards granted under the Plan to Eligible Individuals which the Committee reasonably believes may be subject to the deduction limitation of Section 162(m) of the Code shall not be exercisable, and payment under the Plan in connection with such an Award shall not be made, unless and until the Committee has determined in its sole discretion that such exercise or payment would no longer be subject to the deduction limitation of Section 162(m) of the Code.

      (i) Award Agreement. Each Eligible Individual receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

      (j) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

      (k) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

      (l) Effective Date. The Plan shall be effective as of the date (the"Effective Date") the Plan is approved by the Board, provided that the Plan is approved by the affirmative votes of a majority of shares of Common Stock or by written consent of a majority of shares of Common Stock. Awards granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of the shareholders to approve the Plan.


                                     Ex-A13

                                  GUESS?, INC.
                           ANNUAL INCENTIVE BONUS PLAN

Section 1. Purposes

      The purposes of the Guess?, Inc. Annual Incentive Bonus Plan (the "Plan") are (i) to provide greater motivation for selected key employees of Guess?, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) to attain and maintain the highest standards of performance, (ii) to attract and retain executives of outstanding competence, and (iii) to direct the energies of executives toward the achievement of specific business goals established for the Company and its Subsidiaries.

Section 2. Administration and Interpretation

      (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which shall consist of not less than two members of the Board.

      (b) The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem necessary or advisable. Decisions of the Committee shall be final, conclusive and binding upon all parties, including, without limitation, the Company and the key employees who participate in the Plan.

Section 3. Participation

      (a) Participation in the Plan during any year shall be limited to those key employees ("Participants") of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to have a significant impact on the performance of the Company and who are selected by the Committee; provided that participation by an employee of a Subsidiary shall be subject to approval of the Plan by such Subsidiary's Board of Directors, which approval shall constitute the Subsidiary's agreement to pay, at the direction of the Committee, awards directly to its employees or to reimburse the Company for the cost of such participation in accordance with rules adopted by the Committee.

      (b) Unless otherwise determined by the Committee in its sole discretion, or as provided in a Participant's employment agreement, if a Participant ceases to be employed by the Company and/or its Subsidiaries prior to the end of a year for any reason other than disability (as determined by the Company), retirement at or after age 55, or death, his or her participation in the Plan for such year will terminate forthwith and he or she will not be entitled to any award for such year. If, prior to the end of a year, a Participant's employment ceases because of disability (as determined by the Company), retirement at or after age 55, or death, or if the effective date of participation by a Participant for any year shall be after January 1 of such year, the Participant shall be entitled to receive only that proportion of the amount, if any, that he or she otherwise would have received under the Plan for the full calendar year which the number of calendar days of his or her participation in the Plan during such year bears to the total number of calendar days in such year.

      (c) The term "Subsidiary" shall mean any corporation at least 50% of whose issued and outstanding voting stock is owned, directly or indirectly by the Company.

Section 4. Determination of Incentive Awards

      The Committee may authorize awards to eligible key employees pursuant to either of the following methods:

      (a) For each calendar year the Committee may establish one or more specified percentages of base salary ("Target Percentages"), to be used to calculate awards under the Plan if the Company's actual financial performance (in terms of net earnings, operating earnings or income, earnings per share, cash flow, absolute and/or relative return on equity or assets, pre-tax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing and/or such other appropriate measures of performance, including individual measures of performance, in such manner as the Committee deems appropriate) for the year equals one or more performance goals specified by the Committee. The Committee also may establish a range of adjustments to the Target Percentages, to be used if the Company's actual financial performance differs from the performance goals in specified amounts. Actual financial performance shall be measured by reference to the Company's financial


                                     Ex-B1
records and the consolidated financial statements of the Company. In determining performance, the Committee in its discretion may direct the adjustments to the performance goals or actual financial performance as reported be made to reflect extraordinary organizational, operational or other changes that have occurred during such year, such as (without limitation) acquisitions, dispositions, expansions, contractions, material non-recurring items of income or loss or events that might create unwarranted hardships or windfalls to Participants. The Committee may also provide that the Chief Executive Officer shall have discretion to increase or decrease the award otherwise payable to a Participant (other than the Chief Executive Officer), based upon their individual performance during the year.

      (b) A discretionary bonus in an amount as the Committee in its discretion may determine.

Section 5. Awards

      (a) For each year, the Committee shall in its sole and absolute discretion
(i) determine the Participants who are to be eligible to receive awards under the Plan for such year, (ii) notify such Participant in writing concerning his or her selection for participation in the Plan for such year and (iii) establish the specific performance goals to be used to calculate awards under the Plan for such year.

      (b) On or before March 10 of the year subsequent to any Plan year, the Committee shall determine awards to Participants for such Plan year by comparing actual financial performance to the performance goals and the range of percentages adopted by the Committee for such year. If the Committee has not adopted specified goals for the Plan year, the Committee shall meet by March 10 of the year subsequent to the Plan year to determine if discretionary bonuses shall be awarded to Participants. Each award under the Plan shall be paid in cash promptly after the amount of the award has been determined.

      (c) No award under this Plan shall be considered as compensation in calculating any insurance, profit-sharing, retirement, or other benefit for which the recipient is eligible unless any such insurance, profit-sharing, retirement or other benefit is granted under a plan which expressly provided that incentive compensation shall be considered as compensation under such plan.

      (d) There is no requirement that the maximum amount available for awards in any year be awarded, nor that an award will be granted to any particular Participant for any year. Any portion of any amount available for making awards for any year which shall not have been awarded, shall not carry over or increase the maximum amount of awards payable in any subsequent year.

Section 6. Death of Participant

      If a Participant dies before or after termination of employment, any unpaid installments of an award shall be paid to his or her legal representatives, either in the installments as originally provided or otherwise as the Committee may determine in each individual case, or, where the Committee has authorized the designation of beneficiaries, to such beneficiaries as may have been designated by the Participant.

Section 7. Non-Assignability and Contingent Nature of Rights

      No Participant, no person claiming through him or her, nor any other person shall have any right or interest in the Plan or its continuance, or in the payment of any award under the Plan, unless and until all the provisions of the Plan, the rules adopted thereunder, and restrictions and limitations on the award itself have been fully complied with. No rights under the Plan, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature.

Section 8. Source of  Payments

      The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.


                                     Ex-B2

Section 9. Tax Withholding

      The Company or a Subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any Federal, state or local taxes required by law to be withheld with respect to such payments.

Section 10. Termination and Amendment

      The Board may at any time terminate or from time to time modify or suspend, in whole or in part, and if suspended, may reinstate, any or all of the provisions of the Plan in such respects as the Board may deem advisable, PROVIDED that no such termination or modification shall impair any rights which have accrued under the Plan.

Section 11. No Restriction on Right to Effect changes

      The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any sale of all or any portion of the assets of the Company or any Subsidiary, any merger or consolidation of the Company or any Subsidiary, a reorganization, dissolution or liquidation of the Company or any Subsidiary, or any other event or series of events, whether of a similar character or otherwise.

Section 12. Headings

      The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 13. Governing Law

      This Plan shall be governed by and construed in accordance with the laws of the State of California.

Section 14. No Contract of Employment or Right to Awards

      Nothing contained herein shall be construed as a contract of employment between the Company and any Participant, or as giving a right to any person to be granted awards under the Plan or to continue in the employment of the Company or any of its Subsidiaries, or as limiting the right of the Company or any of its Subsidiaries to discharge any Participant at any time, with or without cause.

Section 15. Effective Date

      The Plan shall be effective as of the date of its adoption by the Board of Directors.


                                     Ex-B3